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                                                                   EXHIBIT 10.31

                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

                                    [LOGO]

1.  Parties.  This Lease, dated, for reference purposes only, APRIL 10,
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1992, is made by and between WILLIAM L. PENZNER, Trustee of the William L.
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Penzner Trust (herein called "Lessor") and RAMA MEDIA INVESTMENTS, INC., a
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Tennessee corporation, or Assignee (herein called "Lessee").
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2.  Premises.  Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of LOS ANGELES State of CALIFORNIA
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commonly known as 8434 Sunset Blvd., West Hollywood, California and described
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as SEE ADDENDUM, PARAGRAPH 48
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Said real property including the land and all improvements therein, is herein called "the Premises".

3.  Term.

    3.1  Term.  The term initial of this Lease shall be for ten (10) years
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commencing on April 10, 1992 and ending on May 10, 2002 unless sooner
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terminated pursuant to any provision hereof.   SEE ADDENDUM, Para. 49

    3.2 Delay in Possession. Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect.

    3.3 Early Possession. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall not pay rent for such period at the initial monthly rates set forth below.

4. Rent.Lessee shall pay to Lessor as rent for the Premises, monthly payments of $ See Addendum, para. 50, in advance, on the first day of each month of the term
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hereof, Lessee shall pay Lessor upon the execution hereof $20,000 as rent for the first full month of the Lease term during which the base rent is payable
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pursuant to paragraph 50 of the Addendum.
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Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $20,000 as security for Lessee's faithful performance of Lessee's
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obligations hereunder.  If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship created herein between Lessor and Lessee with respect to said Security Deposit. SEE ADDENDUM, para.

6.  Use.

    6.1  Use.  The Premises shall be used and occupied only for SEE ADDENDUM,
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para. 52 or any other use which is reasonably comparable and for no other
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purpose.



    6.2  Compliance with Law.  SEE ADDENDUM, Para. 53

         (a) Lessor warrants to Lessee that the Premises, in its state existing on the date that the Lease term commences, but without regard to the use for which Lessee will use the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from Lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give to Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was the owner or occupant of the Premises, and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

         (b) Except as provided in paragraph 6.2(a), Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

    6.3  Condition of Premises.   SEE ADDENDUM, Para. 53

         (a) Lessor shall deliver the Premises to Lessee clean and free of debris on Lease commencement date (unless Lessee is already in possession). In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was the owner or occupant of the Premises.

         (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.  Maintenance, Repairs and Alterations.   SEE ADDENDUM, Para. 55

    7.1 Lessee's Obligations. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceilings, roofs (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

    7.2 Surrender. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor, clean and free of debris. Lessee shall repair any damage to the Premises occasioned.

                                                   Initials:    ________

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by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

   7.3 Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten (10) days prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

   7.4 Lessor's Obligations. Except for the obligations of Lessor under Paragraph 6.2(a) and 6.3(a)(relating to Lessor's warranty). Paragraph 9 (relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

   7.5  Alterations and Additions.  SEE ADDENDUM, Para. 56

        (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

        (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

        (d)  Unless Lessor requires their removal, as set forth in Paragraph 7.5
(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2.

8. Insurance Indemnity.  SEE ADDENDUM, Para. 57

   8.2 Liability Insurance. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $500,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

   8.3  Property Insurance.

        (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

        (c) If the Lessor is the insuring party the Lessor will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

   8.4 Insurance Policies. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

   8.5 Waiver of Subrogation. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

   8.6 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnity and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waivers all claims in respect thereof against Lessor. SEE ADDENDUM, Para. 58

   8.7 Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury result from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located. SEE ADDENDUM, Para. 58.

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9.  Damage of Destruction
     9.1 Definitions.
        (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is less than 50% of the then replacment cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.
        (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the then replacement cost of such building as a whole.
        (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8.
     9.2 Partial Damage-Insured Loss. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessee is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair. Lessee shall contribute the required amount to Lessor within ten days after Lessee has received notice from Lessor of the shortage in the insurance. When Lessee shall contribute such amount to Lessor. Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed.
     9.3 Partial Damage-Uninsured Loss. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense). Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.
     9.4 Total Destruction. If at any time during the term of this Lease there is damage, whether or not an Insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction.
     9.5 Damage Near End of Term.
        (a) If at any time during the last six months of the term of this Lease there is damage, whether or not an Insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.
        (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.
     9.6 Abatement of Rent; Lessee's Remedies.
        (a) In the event of damage described in paragraphs 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.
        (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph9 and shall not commence such repair or restoration within 90 days after such obligations shall accure. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.
     9.7 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.
     9.8 Waiver. Lessor and Lessee waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.
10. Real Property Taxes. SEE ADDENDUM, Para. 60
     10.4 Personal Property Taxes.
         (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.
        (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.
11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.
12. Assignment and Subletting. SEE ADDENDUM, Para. 61
    12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.
     12.2 Lessee Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligation of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.
     12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees.

                                                            Initials:
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Or Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or sublletting in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13.  Defaults; Remedies.

     13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          (a)  The vacating or abandonment of the Premises by Lessee.

          (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee: provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. (S)101 or any sucessor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachement, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.19(d) is contrary to any applicable law, such provision shall be of no force or effect.

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

     13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

          (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee, shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be etitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

          (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws of judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences perfomance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

     13.5 Impounds. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of the Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. No reduction of rent shall occur if the only area taken is that which does not have a building located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.  Broker's Fee.
     (a)  Upon execution of this Lease by both parties, Lessor shall pay to
______________________________________________________________________________
___________Licensed real estate broker(s), a fee as set forth in separate agreement between Lessor and said broker(s), or in the event there is no separate agreement between Lessor and said broker(s) the sum of $_____________________, for brokerage services rendered by said broker(s) to Lessor in this transaction.

     (b) Lessor further agrees that if Lessee exercises any Option as defined in paragraph 39.1 of this Lease, which is granted to Lessee under any rights to the Premises or other premises described in this Lease which are substantially similar to what Lessee would have acquired had an Option herein granted to Lessee been exercised, or if Lessee remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or if said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and/or any adjacent property in which Lessor has an interest, then as to any of said transactions, Lessor shall pay said broker(s) a fee in accordance with the schedule of said broker(s) in effect at the time of execution of this Lease.

     (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph 15. Said broker shall be a third party beneficiary of the provisions of this Paragraph 15.

16.  Estoppel Certificate.
     (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumberancer of the Premises.
     (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be

                                                       Intitials: ______________

                                                                  ______________
conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

      (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof. Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably, required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph
15. i.e. the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.  Time of Essence.  Time is of the essence.

21. Additional Rent. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. Incorporation of Prior Agreements: Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease.
Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in the effect during the term of this Lease expect as otherwise specifically stated in this Lease.

23. Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. Waivers. No waiver by either party or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. Holding Over. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. Binding Effect: Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located (Calif.), with venue to be the Los Angeles
                                 -----------------------------------------------
County Superior Court (West District).
-------------------------------------

30.  Subordination.

          (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination. Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

          (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder, or, at Lessor's option. Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, such be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate or rent or liability to Lessee. SEE ADDENDUM, Para. 62

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon. SEE ADDENDUM, Para. 66

35. Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. Consents. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

37. Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. Quiet Possession. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39.  Options.

    39.1 Definition. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

                                                        Initials:  WP
                                                                 -----
                                                                 -----

     39.2 Options Personal. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

     39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4  Effect of Default on Options.

           (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the default alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e)(without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), where a late charge has become payable under paragraph 13.4 for each of such defaults, or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

           (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

           (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

40. Multiple Tenant Building. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts or third parties.

42. Easements. Lessor reserves to itself the right, from time to time, to grant easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel maps and restrictions, so long as such easements, rights, dedications. Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount of sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitle to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46.  Insuring Party.  The insuring party under this lease shall be the SEE
                                                                       ---
ADDENDUM, Para. 57
------------------

47. Addendum. Attached hereto is an addendum of addena containing paragraphs 48 through 69 which constitutes a part of this Lease.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY THE EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS
     MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY,
     LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

The parties hereto have executed this Lease at the place on the dates specified immediately adjacent to their respective signatures.

                                             WILLIAM L. PENZNER, Trustee of the
Executed at  SANTA MONICA, CALIFORNIA        William L. Penzner Trust
            ------------------------------   -----------------------------------

on May 13, 1992                              By /s/ William L. Penzner
   ---------------------------------------     ---------------------------------

Address   1704 Tropical Avenue,              By /s/ William L. Penzner
       -----------------------------------     ---------------------------------

   Beverly Hills, CA   90210                           "LESSOR" (Corporate seal)
------------------------------------------    RAMA MEDIA INVESTMENTS, INC.,
Executed at  Los Angeles                      A Tennessee Corporation
             -----------------------------    ----------------------------------

on May 29, 1992                               By  /s/ Isaac Tigrett, President
----------------------------------------      --------------------------------

Address                                       By  ISAAC TIGRETT, PRESIDENT
      ------------------------------------      --------------------------------

------------------------------------------             "LESSEE" (Corporate seal)

                               ADDENDUM TO LEASE

     This Addendum to Lease (the "Addendum") is attached to and made a part of that certain Standard Industrial Lease -- Net (the "Lease") dated, for reference
purposes only, April   , 1992 by and between William L. Penzner, Trustee of the
William L. Penzner Trust ("Lessor") and Rama Media Investments, Inc., a Tennessee corporation, or Assignee ("Lessee"), for the premises located at 8434 Sunset Boulevard, West Hollywood, California. All capitalized terms used and not defined in this Addendum shall have the meaning set forth in the Lease. In the event of any inconsistency between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall be controlling.

     48.  Premises.  The leased premises shall be:
          --------

          A.  Premises. The space previously occupied by Barrymore's Restaurant
              --------
and located at 8434 Sunset Boulevard, Los Angeles, California, as the same may be expanded as provided in this Addendum, together with appurtenant non-exclusive parking rights as described in this Addendum.

          B.  Square Footage of Premises.  Approximately 8,500 square feet.
              --------------------------

          C.  Zone.  C-2(A) [1-1/2 F.A.R.; 35 feet height limit -- 3 floors].
              ----

          D.  Parcel. The Premises consist of a portion of the improvements
              ------
located on that certain parcel of real property located at the southeast corner of Sunset Boulevard and Olive Avenue, which parcel is more fully described on Exhibit "A" attached hereto (the "Parcel"). The Parcel consists of approximately 49,730 square feet of land. Immediately adjacent to and south of the Parcel are two parcels of real property, each of which consists of approximately 13,000 square feet (the "Adjacent Parcels"). The Parcel and the Adjacent Parcels are sometimes herein collectively referred to as the "Property."

     49.  Option to Renew.  Lessor hereby grants to Lessee one (1) option
          ---------------
("Option") to renew the term of the Lease for an additional period of ten (10) years (the "Option Term"), provided that Lessee delivers to Lessor written notice of its election to exercise the Option at least three (3) months prior to the expiration of the initial term of the Lease.

          In the event Lessee elects to exercise the Option, all of the terms and conditions of the Lease shall remain unmodified and in full force and effect, except that monthly base rent shall be increased by Two Thousand Dollars ($2,000) over the monthly base rent for the last month of the initial term of the Lease. The monthly base rent during the Option Term shall be further increased by Two Thousand Dollars ($2,000) every 24 months thereafter on the anniversary of the Lease commencement date, such that the rental schedule described in the Section 50 below shall apply.

     50. Rent.
         ----

          A.  Initial Base Rent.  The monthly base rent for the Premises shall
              -----------------
initially be Twenty Thousand Dollars ($20,000) per month (hereinafter sometimes referred to as "Fixed Rent," "Base Rent" or "Monthly Base Rent").

          B.  Free Rent. During the first five months of the Lease term,
              ---------
Lessee's rent, insurance pass throughs, Common Area maintenance charges, propery tax charges and all other amounts payable under the Lease shall be fully abated; provided, however, Lessee shall pay Lessor the amounts of $1,500.00 per month during such five (5) month period in full and complete satisfaction of all of Lessee's payment obligations under the Lease.

     C.   Adjustments.    On the second anniversary of the commencement of the
          -----------
Lease term, and on the same date each 24 months thereafter, monthly base rent shall be increased by $2,000, as follows:

         Initial Lease Term:
         ------------------

         Lease Years               Monthly Base Rent
         -----------               -----------------

         Years 1-2                     $20,000
         Years 3-4                     $22,000
         Years 5-6                     $24,000
         Years 7-8                     $26,000
         Years 9-10                    $28,000

         Option Term
         -----------

         Lease Years               Monthly Base Rent
         -----------               -----------------

         Years 11-12                   $30,000
         Years 13-14                   $32,000
         Years 15-16                   $34,000
         Years 17-18                   $36,000
         Years 19-20                   $38,000

      D.  Percentage Rent.
          ---------------

          (i)    Quarterly Payment. As additional rent for the Premises, Lessee
                 -----------------
agrees to pay to Lessor six percent (6%) of the Gross Sales (as defined below) of food and beverages only made in or upon the Premises during each calendar year of the Lease term, less the fixed rent paid by Lessee for such year ("Percentage Rent"). Percentage Rent shall be computed each calendar month and, on or before the twentieth (20) day following the close of each calendar month, Lessee shall pay to Lessor the amount by which the sum so computed as a percentage of Gross Sales during such calendar month exceeds the monthly base rent which became due and was paid by Lessee during such calendar month.

          (ii)   Annual Adjustment.  Within sixty (60) days after the close of
                 -----------------
each calendar year, there shall be determined the Gross Sales of Lessee during said year, the total amount paid to Lessor as fixed rent for said calendar year, and the amounts paid to Lessor as Percentage Rent for said calendar year. Thereupon an adjustment shall be made with respect to Percentage Rent as follows: If Lessee shall have paid to Lessor an amount greater than Lessee is required to pay as Percentage Rent for such calendar year under the terms hereof, Lessee shall be entitled to a credit against Lessor's next payment(s) of rent for the amount of such overpayment or, if Lessee shall have paid an amount less than the Percentage Rent required to be paid hereunder, then Lessee shall pay such difference to Lessor within twenty (20) days.

           (iv) Statement of Gross Sales. Within twenty (20) days after the end
                --------- -- -----------
of each calendar month during the term hereof and after the last month of the term of the lease, Lessee shall furnish Lessor a statement in writing, certified by an officer of the Lessee to be correct, showing the total gross sales during the preceding calendar month. Within sixty (60) days after the end of each lease year, Lessee shall furnish Lessor a statement in writing, certified by an officer of the Lessee to be correct, showing the total of gross sales during said lease year, and shall pay to Lessor the percentage rent due thereon as set forth in sub-paragraph (ii).

           sale, all receipts from sales or other transactions, whether cash or credit, on sales slips on in a cash register, or in cash registers, having a cumulative total. Lessee shall keep full and accurate books of account and records of any exclusions or deductions from Gross Sales. In addition, upon request of Lessor, Lessee agrees to furnish to Lessor a copy of Lessee's sales tax returns. Such books and records shall be kept for a period of at least one (1) year after the close of each calendar year.

                   (vi)  Audit. Within one (1) year after the receipt of any
                         -----
           statement, Lessor at any time shall be entitled to an audit of Gross Sales reflected on such statement either by Lessor or by an accountant to be designated by Lessor. Such audit shall be limited to the determination of the Gross Sales as defined in this Lease and shall be conducted, at Lessor's option and upon reasonable notice to Lessee, during normal business hours at either the Premises or the principal place of business of Lessee. Any such audit shall be conducted in such a manner so as not to interfere with Lessee's business operations. If it shall be determined as a result of such audit that there has been a deficiency in the payment of Percentage Rent, then such deficiency shall become immediately due and payable with interest announced by Bank of America from time to time from the date when said payment should have been made. In addition, if Lessee's statement for the pertinent calendar year shall be found to have understated Gross Sales by more than five percent (5%), then Lessee shall pay Lessor's reasonable costs and expenses connected with said audit.

                   (vii) Definition of Gross Sales.   "Gross Sales" of Lessee
                         -------------------------
           shall mean gross receipts of all food and beverages sold in or from the Premises, whether said receipts be evidenced by check, cash, credit, credit card system, charge account, or otherwise. Excluded from Gross Sales shall be: (a) exchanges of merchandise between Lessee's stores made only for the convenient operation of Lessee's business and not to consummate a sale made in, at or from the Premises; (b) returns to suppliers; (c) refunds to customers (but only to the extent included in Gross Sales); (d) the aggregate amount of the established discounts deducted by Diner's Club, American Express, Visa, Master Charge, Discovery or other organizations issuing credit cards to customers of Lessee, from the amounts charged to such customers; (e) gratuities and tips to Lessee's employees which are added to the customer's check; (f) insurance proceeds from casualty and business losses except for business interruption insurance or other insurance to the extent that such insurance compensates Tenant for loss of sales; (g) the proceeds of the sale of any franchise to operate a restaurant on the Premises, and all fees, charges or rents charged to or received from any such franchise; (h) the proceeds of sale from cigarette, telephone or other coin operated vending machines; (i) meals to employees of Lessee for which no charge is made or for which a separately registered charge is made or discounts to employees; (j) complimentary beverages and food; (k) (l) sales, excise or similar tax imposed by governmental authority and collected from customers and paid out by Lessee; and (m) sales of any items other than food or beverages.

          51.   Security Deposit.  Lessee's security deposit shall be credited
                ----------------
against the monthly base rent owing for the sixtieth (60th) month of the Lease term.

          52.   Use.
                ---

               A.  Use. The Premises shall be used and occupied for the purpose
                   ---

of operating a full-service restaurant and bar which shall be entitled (but not required) to serve breakfast or lunch, but is required to serve dinner; a live music and dancing venue; retail shops; administrative offices; or other similar use which is reasonably comparable or is incidental to such uses and for no other purpose. Notwithstanding the other uses permitted hereunder, the restaurant, bar, live music and dancing use shall be the primary use of the Premises. Notwithstanding Lessee's proposed use, Lessor warrants only that the Premises can be used as a restaurant. Lessor does not warrant that the Premises can be used as a bar, or for live music, or dancing. However, Lessor shall cooperate in obtaining permits for such extended use.

          53.   Compliance with Law.
                -------------------

                A.  Zoning.  Lessor warrants that the C-2 A zone permits a
                    ------
restaurant on the Premises. Lessor represents that the consumption of alcohol on the Premises requires a conditional use permit (beverage) from the City of West Hollywood.

                B.  Statutes and Ordinances.  Subject to the provisions of
                    -----------------------
Section 53A above, Lessee shall, in the conduct of Lessee's business at Lessee's expense, comply with and carry out all applicable laws, ordinances, regulations of any fire insurance underwriters or rating bureaus which effect the Premises. Lessee shall, at Lessee's expense, cause the Premises to comply with all laws, ordinances, regulations and orders of public authority as may apply to the Premises as of the commencement date of the Lease.

                C.  Permits. Any requirements made upon Lessee in attempting to
                    -------
get a conditional use permit, live music permit, entertainment permit, dance permit and/or alcoholic beverage license shall not become the obligation of Lessor, including, but not limited to, alteration of the Premises, the Common Areas or provision for additional parking. Lessor shall not be responsible for nor does Lessor warrant that live entertainment or dancing will be permitted on the Premises at any time if Lessee attempts to obtain an alcoholic beverage permit or a conditional use permit (beverage). Lessor shall not be responsible for any restriction in the granting of an alcoholic beverage permit, live music permit, entertainment permit, dance permit or conditional use permit, including, but not limited to, a restriction on a separate bar area maintained for the sole purpose of the sale of alcoholic beverages directly to patrons, or requiring the sale of alcoholic beverages to be incidental at all times to the sale of food.

     54.  Contingencies.  The Lease shall be contingent upon the following:
          -------------

          A. Lessee receiving, within 8 months (the "Contingency Period") after commencement of the Lease term, all permits, licenses and authorizations necessary to operate its business on the Premises, including but not limited to a full liquor license, a conditional use permit for the conduct of Lessee's business as a restaurant, bar, live entertainment and dance venue and all licenses and permits to operate a restaurant, bar, dance and live entertainment venue (collectively the "Permits");

          B. Lessee's confirmation and approval, during the Contingency Period, of the current parking situation on the Property, including but not limited to the parking rights pertaining to the premises leased by Lessor to Butterfield's. In this regard, Lessor shall provide Lessee within thirty (30) days after the execution hereof, with copies of all agreements entered into by Lessor which grant or affect parking rights on the Property. Lessor warrants that the other tenants of the Parcel have the non-exclusive use of the parking lot appurtenant to their leased premises. Lessee shall likewise have the non-exclusive use of the parking lot adjacent to the Premises in conjunction with the other tenants of the Parcel. As part of this use, Lessee shall have the joint responsibility with the other tenants to maintain such parking lot facilities. Should Lessee, in conjunction with the other tenants, institute a charge for parking in the parking lot, Lessor will not participate or share in any revenue therefrom as long as the parking remains exclusive to patrons and customers of the tenants.

          C. Lessee's confirmation during the Contingency Period that the Premises and the Parcel are free of "Hazardous Materials," as that term is defined under applicable Federal and state laws. Lessee shall conduct such tests and studies as Lessee may elect to confirm the absence of Hazardous Materials; and

          D. Lessee's review and approval of title to the Parcel. Lessee shall have ten (10) days after the execution of the Lease term within which to approve or disapprove title.

     If Lessee (i) disapproves the current parking situation, the environmental condition of the Parcel or the state of title to the Parcel within the time periods set forth above, or (ii) if Lessee has not received or is reasonably certain after all reasonable applications have been submitted that it will not be granted any of the Permits within the Contingency Period, Lessee may cancel the Lease upon written notice to Lessor given prior to expiration of the Contingency Period (the "Cancellation Right"), and each party shall thereupon be released from its obligations under the Lease provided that (i) Lessee at its sole cost and expense shall complete any repairs or improvements which Lessee may have undertaken prior to the expiration of the Contingency Period and (ii) Lessor shall return to Lessee the first month's rent (unless the cancellation occurs after the fifth month after the commencement of the Lease term, (less any appropriate retentions by Lessor) in which event Lessor shall retain the first month's rent) and security deposit paid by Lessee upon execution of the Lease. Notwithstanding the foregoing, Lessee shall be obligated to pay all rent owing under the Lease (subject to the abatement described in Section 50B of this Addendum) and observe all other conditions of the lease during such Contingency Period. Lessee shall make all good faith efforts consistent with reasonable business practices to obtain the Permits within the Contingency

Period. Lessor shall allow and cooperate (including the filing of applications both prior to and after the expiration of the Contingency Period) with Lessee to make application for any and all of the Permits.

      55.  Common Areas Maintenance.
           ------------------------

           A.  Common Areas Defined.  The term "Common Areas" means all areas
               --------------------
and facilities outside the Premises and within the exterior boundary lines of the Parcel on which the Premises are located that are provided and designated by Lessor from time to time for the general non-exclusive use of Lessor, Lessee and the other lesses on the Property, including but not limited to common stairways, walkways, driveways, roadways, parking areas, landscaping and decorative walls. Lessee shall not make any changes or modifications to the Common Areas, or obstruct or limit access thereto, without the prior written consent of Lessor. Lessor acknwledges that Lessee may add parking structures to the Common Areas pursuant to the terms of this Addendum, and Lessor agrees that any such structure shall be deemed to be part of the Common Areas.

          B.  Common Area Maintenance.  Lessor shall keep the Common Areas and
              -----------------------
every part thereof in good condition, order and repair. In the event Lessor fails to perform any repairs or maintenance to the Common Areas within (30) days after written notice from Lessee of the need for the same, Lessee may perform such repairs at Lessor's expense and deduct the cost thereof from its next installment(s) of rent under the Lease.

         C.  Common Area Operating Expenses.*  Lessee shall pay to Lessor during
             ------------------------------
the term hereof, in addition to the Base Rent, Lessee's share, as hereinafter defined, of all Commonn Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

     1. "Lessee Share" is defined for purposes of this Lease, as the proportion that the number of square feet in the leased premises on the date the Lease is executed bears to the total number of square feet in the buildings located on the parcel of which the Premises are a part on such date. However, Lessee's proportionate share shall be increased as the Lessee expands the leased premises in accordance with Lessee's planned improvements to the leased premises as set forth in Addendum paragraph 56.

     2. "Common Area Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, for:

              a) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

              1) The Common Areas, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and fences and gates;

              2)  Trash disposal services;

              3)  Tenant directories and sign maintenance;

              4) Fire detection systems including sprinkler system maintenance and repair;

              5)  Security services;

              6) Any other service to be provided by Lessor that is elsewhere in this Lease stated to by an "Operating Expense", or a reasonable operating expense of Lessor.

              b) Any deductible portion of an insured loss concerning any of the items or matters described in this paragraph.

              c) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 and Addendum paragraph 57 hereof.

              d) The cost of water, gas and electricity to service the Common Areas.

          3. The inclusion of the improvements, facilities and services set forth in paragraph 2 a) of the definition of Common Area Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

          4. Lessee's share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Areas Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the lease term, on the same days as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Common Area Operating Expenses as aforesaid, Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph (d) during said preceding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Common Area Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within thirty (30) days after delivery by Lessor to Lessee of said statement.

          5. Notwithstanding the above provisions, Lessee shall, in conjunction with the other tenants at the parcel containing the leased premises, keep and maintain the parking areas adjacent to their respective leased premises in good repair and condition.

          C.  Liens.  Lesee shall not incur any liens to be filed or enforced
              -----
against the Property. Lessee shall provide Lessor with lien releases as the work of Lessee's subcontractors is completed.

          D.  Plans and Specifications.  Except with respect to the Approved
              ------------------------
Work, prior to any future construction Lessee shall submit to Lessor plans and specifications showing Lessee's intended improvements for Lessor's approval. Moreover, all plans and specifications shall meet the building code for the City of West Hollywood, and all necessary permits and inspections shall be provided. Lessor shall cooperate with Lessee to allow access to the Premises and to make application for any and all permits necessary for Lessee's improvements.

          E.  Commencement of Work.  Lessee shall give Lessor not less than ten
              --------------------
days notice prior to the commencement of any work on the Premises and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

          F.  Title.  All alterations, improvements, additions, and utility
              -----
installations which are structural in nature and which may be made on and permanently affixed to the Premises, shall, upon termination of the Lease, become the property of Lessor and shall remain upon and be surrendered with the Premises upon such termination. Lessee may remove any non-structural items such as equipment and trade fixtures at the termination of the lease.

           G.  Responsibility.  All of Lessee's improvements shall be done at
               --------------
its sole cost. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to 1 1/2 times the estimated cost of Lessee's improvements, to insure Lessor against any liability for mechanics and materialman's liens and to insure completion of the work.

           H.  Schedule of Initial Improvements.
               --------------------------------

            (i) During the first six months after the waiver or expiration of the Cancellation Right, Lessee shall endeavor to make structural and mechanical improvements to the Premises previously identified by Lessee's contractor as having an estimated cost of $796,000. The proposed improvements include, but are not limited to, adding additional seating capacity, improving heating, air conditioning, ventilation, electrical systems, and the structure of the restaurant. The architectural rendering for such improvements has been approved by Lessor prior to execution of the Lease as set forth in Section 56A above.

           (ii) Lessee shall have the right, at any time, to dig out the basement of the Premises and otherwise expand the Premises to add additional square footage to the Premises. In this regard, Lessee shall, if required by the City of West Hollywood, build a deck in the parking lot or otherwise make such other parking improvements as may be required in order to comply with increased parking requirements of the City. Lessee estimates that it will spend at least $783,000 on such improvements, if undertaken.

           (iii) Lessee shall install such fixtures and trade equipment as is necessary to commence operations as a restaurant on the Premises.

    57.  Insurance.
         ---------

         A.  Liability Insurance/Lessee.  Lessee will keep in force during the
             --------------------------
term of the Lease a policy of combined single limit bodily injury and property damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Parcel. Such insurance shall be an amount not less than $500,000 per occurrence.

         B.  Liability Insurance/Lessor.  Lessor shall obtain and keep in force
             --------------------------
during the term of the Lease a policy of combined single limit bodily injury and property damage insurance insuring Lessor, but not Lessee, against any liability arising out of the ownership, use and occupancy or maintenance of the Parcel in an amount not less than $500,000 per occurrence. Lessee shall pay to Lessor, during the term of the Lease, in addition to the rent, an amount equal to Lessee's pro rata share of premiums for the insurance required or permitted to be maintained by Lessor under the Lease. Lessee shall pay such pro rata share to Lessor within thirty (30) days after receipt by Lessee of a copy of Lessor's premium statement or other satisfactory evidence of the amount due. Lessee's pro rata share shall be determined in accordance with the formula set forth in Section 55C above.

        C.  Property Insurance.  Lessor shall keep in force a policy of
            ------------------
insurance covering loss or damage to the improvements of the Parcel, but not Lessee's personal property, fixtures, equipment or Lessee's improvements in an amount not to exceed the full replacement value thereof providing protection against all perils included within the classification of fire extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the premises) special extended perils (all risk), as such term is used by the insurance industry, plate glass insurance and such other insurance as Lessor deems advisable. Lessee shall pay its pro rata share of such expenses (determined in accordance with Section 55C above) as billed by Lessor. Lessee shall not be required to pay the cost of earthquake insurance maintained by Lessor.

     58.  Restriction on Indemnity.  Notwithstanding Sections 8.6 and 8.7 of the
          ------------------------
Lease to the contrary, Lessee shall not indemnify or hold harmless Lessor from or against, nor shall Lessor's exemption from liability under the Lease extend to, any claims resulting from the acts or omissions of Lessor, its agents, employees, licensees representatives or contractors.

     60.  Real Property Taxes.  Lessee shall pay, as additional rent, Lessee's
          -------------------
pro rata share of the amount of Real Property Taxes (as defined below) applicable to the Premises.

          Lessee's pro rata share shall be based upon the proportion that the number of square feet in the Premises on the date the Lease in executed bears to the total number of square feet in the buildings located on the Parcel of which Premises are a part on such date. Lessee's share shall be increased as set
                                   ----------------------------------------
forth in paragraph 55 C.1.
-------------------------

          Such payment shall be made by Lessee in a timely fashion after receipt of Lessor's written statement setting forth the amount of such Real Property Taxes and the computation of Lessee's pro rata share thereof. Partial tax years will be billed on a pro rata basis.

          "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary and any license fee, commercial rental tax, improvement bond or bonds, levy or tax imposed upon the Premises by any authority having the direct or indirect power to tax.

          During the first five years of the Lease term, Lessee shall not be responsible for the payment of any increases in Real Property Taxes attributable to changes in ownership (as defined in the California Revenue and Taxation Code) of the Property. During the sixth year of the Lease term, Lessee shall be responsible for only 20% of its pro rata share of any increased taxes payable for the then current tax year arising out of changes of ownership in the then current or prior tax years (the "Increased Taxes"); during the seventh year of the Lease term, Lessee shall be responsible for only 40% of its pro rata share of Increased Taxes; during the eighth year of the Lease term, Lessee shall be responsible for only 60% of its pro rata share of Increased Taxes; during the ninth year of the Lease term, Lessee shall be responsible for only 80% of its pro rata share of Increased Taxes; and during the tenth year of the Lease Term and the Option Term, Lessee shall be responsible for 100% of its pro rata share of Increased Taxes. Lessee shall pay in a timely fashion the entirety of any increase in Real Property Taxes assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

          Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and other personal property of Lessee contained in the Premises or elsewhere. If possible, Lessee shall cause said trade fixtures, furnishings and equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten days after the receipt of a written statement setting forth the taxes applicable to Lessee's property.Lessor's consent which consent shall not be unreasonable withheld.

     61.  Assignment and Subletting.  Lessee may assign the Lease or sublease
          -------------------------
all or any part of the Premises with Lessor's consent, which consent shall not be unreasonably withheld. Lessor's consent to an assignment or sublease may be conditioned upon Lessor's determination that the proposed assignee or sublessee
(i) will conduct a business of a substantially similar restaurant/nightclub use that is reasonably certain to generate a substantially similar amount of Percentage Rent and (ii) has a financial ability reasonable satisfactory to Lessor and no less than that of Lessee at the time of the proposed assignment of the Lease. Lessor may require any proposed assignee or sublessee to execute a personal guaranty as consideration for Lessor's consent to the assignment or sublease. Notwithstanding the foregoing, Lessor's consent shall not be required for subleases to licenses and concessionaires operating on the Premises so long as (i) such licensee or concessionaire does not operate the restaurant/nightclub or (ii) occupy more square footage than the restaurant/nightclub.

     62.  Lessor's Access.  Any entry of the Premises by Lessor shall be
          ---------------
conducted at a time and in a manner so as not to interfere with the operation of Lessee's business. Lessor shall not place "For Sale" signs on the building containing the leased premises except during the last 120 days of the Lease term. However, this provision shall not limit the Lessor from placing "For Sale" signs on other buildings on the subject property or elsewhere.

     63.  Personal Guaranty.  Isaac Tigrett shall personally guaranty the first
          -----------------
years rental payments under the Lease. Said first year shall commence with the sixth (6th) month of the Lease term.

     64.  Parking.  Subject to Section 54B above, Lessor shall provide Lessee
          -------
with vehicle parking on the Parcel sufficient to meet the requirements of the City of West Hollywood and the reasonable requirements of Lessee's business.

     65.  Right to Lease Other Structures.  Lessor hereby grants Lessee the
          -------------------------------
right of first refusal to lease all other structures (or space therein) on the Property upon the termination of the existing lease(s) of such structures (or space therein). As soon as reasonably possible after Lessor determines that any structure or space therein on the Property ("Refusal Premises") will become available for lease due to the termination or expiration of the existing lease for such Refusal Premises, Lessor shall notify Lessee of the same in writing. If Lessee notifies Lessor within fifteen (15) days of the receipt of such notice that Lessee desires to lease the Refusal Premises, the parties shall negotiate in good faith to determine mutually acceptable terms for such lease. If following a thirty (30) day period of good faith negotiation Lessor and Lessee are unable to agree upon mutually acceptable terms, Lessor shall present Lessee with its final best offer (the "Best Offer") in writing. If Lessee declines to accept the Best Offer, Lessor shall be free to lease the Refusal Premises to any third party on terms no less favorable to Lessor than those set forth in the Best Offer. If Lessor determines to lease the Refusal Premises to a third party on terms less favorable to Lessor than those set forth in the Best Offer, Lessor shall first offer Lessee the opportunity to lease the Refusal Premises on such less favorable terms. This process shall be repeated so long as Lessor continues to make offers to or receive proposals from third parties on terms less favorable to Lessor than those set forth in the Best Offer.

     66.  Use of Billboards; Signs.  The small billboard on the Parcel may be
          ------------------------
used by Lessee at no charge throughout the entire term of the Lease. Lessee shall have the right of first refusal to lease the large billboards upon the expiration of termination of the lease for such billboards, upon the terms and conditions set forth in Section 65 above.

     67.  Right to Purchase Property.  Lessor hereby grants Lessee the right to
          --------------------------
first refusal to purchase the Parcel. If Lessor receives any bona-fide third-party offer (an "Offer") for the Parcel which Lessor is willing to accept, Lessor shall promptly notify Lessee in writing and provide Lessee with a copy of the Offer. Lessee shall have fifteen (15) days after receipt of such notice and a copy of the Offer in which to notify Lessor in writing of its election to purchase the Parcel on the terms and conditions set forth in the Offer. If Lessee elects to purchase the Parcel on the terms and conditions set forth in the Offer, Lessor shall be obligated to sell the same to Lessee on such terms and conditions. If Lessee does not elect to purchase the Parcel within the fifteen-day period on the terms set forth in the Offer, Lessor shall have no further obligation to sell the Parcel to Lessee on such terms. However, if Lessor thereafter decides to sell the Parcel on terms less favorable to Lessor than those contained in the Offer, Lessor shall give Lessee the right of first refusal to purchase the Parcel on the terms set forth in any other bona-fide third party offer which Lessor is prepared to accept, which right must be exercised by Lessee giving Lessor notice of its election to purchase on such terms within fifteen (15) days from Lessee's receipt of written notice and a copy of such new third party offer. This process shall be repeated so long as Lessor continues to make or receive offers on terms less favorable to Lessor than previously presented to Lessee.

     68.  Personal Benefits. If a "public offering" of interests in the
          -----------------
business conducted on the Property is made on any U.S. or foreign stock exchange, Lessor or his estate will have the right to purchase five percent (5%) of the shares to be issued to Isaac Tigrett in the offering at the same price as Isaac Tigrett purchases shares in the offering, subject to any restrictions of applicable state or federal securities laws. Lessor will also have the right to purchase a 5% limited partnership interest in the business located on the Property pari passu with the other limited partners, subject to applicable federal and state securities laws and to the successful completion of a limited partnership offering.

    69.  Hotel Project.  Following the expiration of the initial ten year term
         -------------
of the Lease, if Lessor receives final approval from the City of West Hollywood to erect a hotel on the Property and is prepared to erect a hotel, Lessor shall have the right, upon one year's notice to Lessee given in the ninth year of the initial Lease term, to terminate the Lease provided that:

         A. Lessor constructs in the hotel or as a free standing building, whichever is permitted but with a preference given to a free standing building, at Lessor's sole cost and expense, a suitable "shell" for Lessee's use as a replacement premises which can be used by Lessee as a live music venue, restaurant and retail shops. The shell shall include all interior walls ready for application of Lessee's wall coverings; ceilings; floor slab ready for application of Lessee's floor covering; all partitions; stub out of adequate electrical, drainage and plumbing at such reasonable locations as requested by Lessee; operational heating, ventilation and air conditioning system, including all equipment, ducting, vents and fans; all other mechanical systems to point of entry; fire safety systems and sprinklers (if required by city ordinance); and such other items required so that Lessee shall be responsible only for the finish and installation of equipment and fixtures, and cosmetic aspects of the new structure. Lessee shall be responsible for the cosmetics of the new premises, as well as constructing any additional improvements within the shell to conduct a live music venue, restaurant and retail shops (such as music and sound system and kitchen equipment). Finally, should Lessor construct a free standing building, it may be two stories to accommodate Lessee's space requirements.

         B. Such replacement premises shall be constructed in a prominent location in the hotel or on the grounds thereof (if a free standing building is constructed) to be determined by mutual agreement. The shell shall be constructed in accordance with Lessor's overall plans and specifications for the hotel, with allowances made for reasonable specification provided by lessee for its use as a live music venue, restaurant and retail shops.

        C. The lease term for such replacement premises shall begin upon commencement of operation of Lessee's business to the public in the replacement premises, be for a term of 10 years, with a minimum monthly rent of 90% of the then fair market restaurant rent (as determined in accordance with Section G below) for similar premises in the area, subject to increases every two years for changes in the Consumer Price Index. Prior to commencement of the new lease term, Lessee shall have the privilege to enter upon the Premises for the purpose of planning, constructing and installing its tenant improvements and trade fixtures and preparation of occupancy. All other terms of the lease agreement for the initial term (except the contingency and abatement clauses) to remain the same as the Lease.

        D. All charges under the lease shall abate during the period necessary for demolition and construction. All minimum base rent shall abate during the first ten (10) months of the lease term. However, during said ten month period, Lessee shall pay Percentage Rent on the premises less the fixed rent Lessee would have been paying without the abatement.

        E. The square footage of such replacement premises shall not be less than the square footage of the Premises immediately prior to demolition, unless Lessee requests a smaller area.

         F. Lessee and Lessor acknowledge that in the event Lessor elects to terminate the Lease as provided in this Section 69, Lessee shall have the right, to be exercised in its sole discretion, to elect to proceed with a new lease for the replacement premises as provided herein or to accept the cancellation of the existing Lease without extension or replacement thereof. Lessee shall give notice to Lessor of its election not later than 120 days after receipt by Lessee of Lessor's notice to terminate the Lease or 15 days after determination of the fair market rent for the Premises in accordance with Section 69G below, whichever is later.

        G. For purposes of Section 69C above, fair market restaurant rent for similar premises in the area shall be determined as follows: During the 15 day period following Lessee's receipt of notice that Lessor intends to terminate the Lease, Lessee and Lessor shall negotiate in good faith to determine fair market rent. If within such period Lessee and Lessor are unable to agree upon fair market rent, each party shall within 20 days after the expiration of such 15 day period at its sole cost appoint an appraiser having at least five years experience appraising restaurants in the area in which the Premises are located and notify the other party of such appointment in writing. If either party fails to appoint an appraiser within such time period, the single appraiser appointed shall be the sole appraiser and shall determine the fair market rent. If the two appraisers are appointed as provided herein, they shall meet promptly and attempt to determine fair market rent. If they are unable to agree upon the fair market rent within 30 days after the expiration of the 10 day period provided for their appointment, they shall appoint a third appraiser meeting the qualifications provided above within 10 days after the last day the two appraisers are given to determine the fair market rent. If they are unable to agree upon a third appraiser within such period, either party to the Lease upon giving at least 10 days notice to the other party may apply to the presiding judge of the Los Angeles Superior Court for the selection of a third appraiser meeting the qualifications provided above. Each of the parties shall bear one-half of the cost of appointing and paying the third appraiser. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within 30 days after selection of the third appraiser, a majority of the appraisers shall determine the fair market rent. If a majority are unable to agree, the average of the three appraisals shall be the fair market rent.

                                              "LESSOR"

                                              /s/ WILLIAM L. PENZNER
                                              ------------------------------
                                              WILLIAM L. PENZNER, Trustee of
                                              the William L. Penzner Trust

                                              "LESSEE"

                                              RAMA MEDIA INVESTMENTS, INC.,
                                              a Tennessee corporation


                                              By: /s/ ISAAC TIGRETT
                                                 ---------------------------
                                                 Isaac Tigrett, President

                              LEGAL DESCRIPTION
                              -----------------

LOTS (4) AND FIVE (5) AND ALL OF THAT PORTION OF LOT THREE (3) OF DEEDS TRACT 1501, IN THE CITY OF WEST HOLLYWOOD, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 23 PAGE(S) 64 OF MAPS, LYING NORTHERLY OF A LINE COMMENCING AT THE NORTHEAST CORNER OF LOT THREE (3) AND EXTENDING WESTERLY AND PARALLEL WITH THE SOUTH LINE OF SAID LOT THREE (3) TO THE WESTERLY LINE THEREOF. ALSO ALL THAT PORTION OF LOT SIX (6) LYING WESTERLY OF A LINE COMMENCING AT THE SOUTHWESTERLY CORNER OF LOT SIX (6) AND EXTENDING NORTHERLY AND PARALLEL WITH THE EASTERLY LINE OF SAID LOT SIX (6) TO THE NORTHERLY LINE THEREOF; ALL IN TRACT 1501, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 23 PAGE 64 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.




                                  Exhibit "A"

GUARANTY OF LEASE  [LOGO]

AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION



     WHEREAS  WILLIAM L. PENZNER, TRUSTEE OF THE WILLIAM L. PENZNER TRUST,
              -----------------------------------------------------------
hereinafter referred to as "Lessor", and ________________________________,
hereinafter referred to as "Lessee" are about to execute a document entitled "Lease" dated April 27, 1992 concerning the premises commonly known as
             --------------
8434 Sunset Boulevard, West Hollywood, California
-------------------------------------------------------------------------------
wherein Lessor will lease the premises to Lessee and
     WHEREAS,   Isaac Tigrett
                ---------------------------------------------------------------
hereinafter referred to as "Guarantors" have a financial interest in Lessee and
     WHEREAS, Lessor would not execute the Lease if Guarantors did not execute and deliver to Lessor this Guarantee of Lease.
    NOW THEREFORE, for and in consideration of the execution of the foregoing Lease by Lessor and as a material inducement to Lessor to execute said Lease. Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee the prompt payment by Lessee of one (1) year's rental payments under the Lease, said one (1) year period to commence with the sixth (6th) month of the Lease term. Said rental payments shall include all additional rental charges provided
      -------------------------------------------------------------------------
for under the lease.
-------------------
     It is specifically agreed and understood that the terms of the foregoing Lease may be altered, affected, modified or changed by agreement between Lessor and Lessee, or by a course of conduct, and said Lease may be assigned by Lessor or any assignee of Lessor without consent or notice to Guarantors and that this Guaranty shall thereupon and thereafter guarantee the performance of said Lease as so changed, modified, altered or assigned.
     This Guaranty shall not be released, modified or affected by failure or delay on the part of Lessor to enforce any of the rights or remedies of the Lessor under said Lease whether pursuant to the terms thereof or at law or in equity.
     No notice of default need be given to Guarantors, it being specifically agreed and understood that the guarantee of the undersigned is a continuing guarantee under which Lessor may proceed forthwith and immediately against Lessee or against Guarantors following any breach or default by Lessee or for the enforcement of any rights which Lessor may have as against Lessee pursuant to or under the terms of the within Lease or at law or in equity.
     Lessor shall have the right to proceed against Guarantors hereunder following any breach or default by Lessee without first proceeding against Lessee and without previous notice to or demand upon either Lessee or Guarantors.
     Guarantors hereby waive (a) notice of acceptance of this Guaranty, (b) demand of payment, presentation and protest, (c) all right to assert or plead any statute of limitations as to or relating to this Guaranty and the Lease, (d) any right to require the Lessor to proceed against the Lessee or any other Guarantor or any other person or entity liable to Lessor, (e) any right to require Lessor to apply to any default any security deposit or other security it may hold under the Lease, (f) any right to require Lessor to proceed under any other remedy Lessor may have before proceeding against Guarantors, (g) any right of subrogation.
     Guarantors do hereby subrogate all existing or future indebtedness of Lessee to Guarantors to the obligations owed to Lessor under the Lease and this Guaranty.
     Any married woman who signs this Guaranty expressly agrees that recourse may be had against her separate property for all of her obligations hereunder.
     The obligations of Lessee under the Lease to execute and deliver estoppel statements and financial statements, as therein provided, shall be deemed to also require the Guarantors hereunder to do and provide the same relative to Guarantors.
     The term "Lessor" whenever hereinabove used refers to and means the Lessor in the foregoing Lease specifically named and also any assignee of said Lessor whether by outright assignment or by assignment for security, and also any successor to the interest of said Lessor or of any assignee in such Lease or any part thereof, whether by assignment or otherwise. So long as the Lessor's interest in or to the leased premises or the rents, issues and profits therefrom, or in, to or under said Lease, are subject to any mortgage or deed of trust or assignment for security, no acquisition by Guarantors of the Lessor's interest in the leased premises or under said Lease shall affect the continuing obligation of Guarantors under this Guaranty which shall nevertheless continue in full force and effect for the benefit of the mortgagee, beneficiary, trustee or assignee under such mortgage, deed of trust or assignment, of any purchase at sale by judicial foreclosure or under private power of sale, and of the successors and assigns of any such mortgagee, beneficiary, trustee, assignee or purchaser.
     The term "Lessee" whenever hereinabove used refers to and means the Lessee in the foregoing Lease specifically named and also any assignee of sublessee of said Lease and also any successor to the interests of said Lessee assignee or sublessee of such Lease or any part thereof whether by assignment, sublease or otherwise.
     In the event any action be brought by said Lessor against Guarantors hereunder to enforce the obligation of Guarantors hereunder, the unsuccessful party in such action shall pay to the prevailing party therein a reasonable attorney's fee which shall be fixed by the court.

   If this Form has been filled in it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Form or the transaction relating thereto.

                                           /s/ Isaac Tigrett
Executed at ___________________________    _________________________________
                                           ISAAC TIGRETT
on_____________________________________    _________________________________

                                           /s/ Isaac Tigrett
Address________________________________    _________________________________

_______________________________________               "GUARANTORS"

 . 1977-American Industrial Real Estate Association.
All rights reserved. No part of these works may be reproduced in any form without permission in writing.


For these forms write the American Industrial Real Estate Association, 350 S. Figueroa Street, Los Angeles, California 90071